Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 12 – Goodwill and Other Intangible Assets
Goodwill
Changes in the carrying amount of goodwill, included in Intangible assets – net of accumulated amortization, by reportable segment for the periods indicated are as follows:

	Northeast G&P	West	Total

December 31, 2014	$835	$285	$1,120
Purchase accounting adjustment	13	12	25
Impairment	(848)	(250)	(1,098)
December 31, 2015	$—	$47	$47
December 31, 2016	$—	$47	$47

Our goodwill is not subject to amortization, but is evaluated at least annually for impairment or more frequently if impairment indicators are present. We did not identify or recognize any impairments to goodwill in connection with our annual evaluation of goodwill for impairment (performed as of October 1) during the years ended December 31, 2016 and 2014. During 2015, we performed an interim assessment of goodwill within the Northeast G&P and West segments as of September 30, 2015, and the annual assessment of goodwill within the Northeast G&P and West segments as of October 1, 2015. The estimated fair value of the reporting units evaluated exceeded their carrying amounts, and thus no impairment was identified. We performed an additional goodwill impairment evaluation as of December 31, 2015, of the goodwill recorded within the Northeast G&P and West segments. As a result of this evaluation, we recorded goodwill impairment charges totaling $1.098 billion. (See Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
Other Intangible Assets
The gross carrying amount and accumulated amortization of other intangible assets, included in Intangible assets – net of accumulated amortization, at December 31 are as follows:

	2016		2015
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Contractual customer relationships	$10,634	$(1,019)	$10,632	$(663)

Other intangible assets primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in the ACMP and Eagle Ford acquisitions (see Note 2 – Acquisitions) as well as previous acquisitions. Other intangible assets are being amortized on a straight-line basis over an initial period of 30 years which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the respective acquisition), the weighted-average periods prior to the next renewal or extension of the contractual customer relationships associated with the ACMP and Eagle Ford acquisitions were approximately 17 years and 10 years, respectively. Although a significant portion of the expected future cash flows associated with these contracts are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to other intangible assets was $356 million, $353 million, and $207 million in 2016, 2015, and 2014, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $356 million.